UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 6, 2010

Cloud Peak Energy Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34547	26-3088162
(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave.
Gillette, WY	82716
(Address of Principal Executive Offices)	(Zip Code)

(307) 687-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

On August 6, 2010, Cloud Peak Energy Resources LLC (“CPE Resources”), of which Cloud Peak Energy Inc. is the sole managing member, delivered second quarter 2010 CPE Resources financial information (the “Second Quarter 2010 CPE Resources Financial Information”) pursuant to the requirements of following agreements: (1) Indenture, dated as of November 25, 2009 (the “Indenture”), by and among CPE Resources (and its subsidiaries listed on the signature page), Cloud Peak Energy Finance Corp., Wilmington Trust Company and Citibank, N.A.; (2) Credit Agreement, dated as of November 25, 2009 (the “Credit Agreement”), by and among CPE Resources, Morgan Stanley Senior Funding, Inc., Credit Suisse AG, Cayman Islands Branch, RBC Capital Markets, Calyon New York Branch, JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, Societe Generale, and Wells Fargo Bank, National Association; and (3) Third Amended and Restated Limited Liability Company Agreement of CPE Resources, dated as of November 19, 2009 (the “LLC Agreement”), by and among Cloud Peak Energy Inc., Rio Tinto Energy America Inc. and Kennecott Management Services Company.

The Second Quarter 2010 CPE Resources Financial Information was delivered by providing CPE Resources’ Registration Statement on Form S-4 (the “Form S-4”) filed in connection with an exchange offer relating to its outstanding senior notes. The Form S-4 was filed with the Securities and Exchange Commission (“SEC”) on August 6, 2010 as required by the terms of the registration rights agreement that CPE Resources entered into with respect to the outstanding senior notes, and is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

For the complete terms and conditions of the Indenture, Credit Agreement and LLC Agreement, refer to the Forms 8-K filed by Cloud Peak Energy Inc. with the SEC, filed on December 2, 2009 and November 25, 2009, respectively.

This report does not constitute an offer to sell or exchange, or a solicitation of an offer to purchase, any securities of CPE Resources.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished herewith.

99.1	CPE Resources Registration Statement on Form S-4, as filed with the SEC on August 6, 2010 (incorporated by reference to the Form S-4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

By:	/s/ Amy J. Stefonick
	Name:	Amy J. Stefonick
	Title:	Corporate Secretary

Date:  August 6, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	CPE Resources Registration Statement on Form S-4, as filed with the SEC on August 6, 2010 (incorporated by reference to the Form S-4).